GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares, Class IR Shares and Class R Shares
(as applicable) of the
Goldman Sachs Absolute Return Tracker Fund
Goldman Sachs Commodity Strategy Fund
Goldman Sachs International Real Estate Securities Fund
Goldman Sachs Real Estate Securities Fund

Supplement dated August 23, 2010 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

Effective as of October 1, 2010, the redemption fee for each of the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Commodity Strategy Fund and the Goldman Sachs International Real Estate Securities Fund is being eliminated. Redemptions prior to October 1, 2010, including redemptions of shares purchased after the date of this Supplement, shall remain subject to the redemption fee as described in the Prospectus.

The following change to the Prospectus is effective immediately:

The following replaces the row caption in the Redemption Fee line in the “Shareholder Fees” table in the “Summary—Fees and Expenses of the Fund” section of the Prospectus with respect to the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Commodity Strategy Fund and the Goldman Sachs International Real Estate Securities Fund:

Redemption Fee (as a percentage of amount redeemed, imposed through September 30, 2010 on the redemption of shares held for 30 calendar days or less)

The following changes to the Prospectus are effective as of October 1, 2010:

The section “What Do I Need To Know About The Redemption Fee?” in the Shareholder Guide of the Prospectus is deleted in its entirety.

The following replaces the second sentence in the section “Can I Exchange My Investment From One Goldman Sachs Fund to Another Goldman Sachs Fund?” in the Shareholder Guide of the Prospectus:

Redemption (including by exchange) of shares of certain Goldman Sachs Funds offered in other prospectuses that are held for 30 (or, in some cases, 60) days or less may, however, be subject to a redemption fee as described in those Goldman Sachs Funds’ prospectuses.

The following replaces the first two sentences of the second paragraph in the section “RESTRICTIONS ON EXCESSIVE TRADING PRACTICES—Policies and Procedures on Excessive Trading Practices” in the Shareholder Guide of the Prospectus:

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses.

This Supplement should be retained with your Prospectus for future reference.

SELSATREDSTK 8-10